Exhibit 99.2


                                LEHMAN BROTHERS

                                  Transaction

Date:           31 May, 2006

To:             IndyMac INDX Mortgage Loan Trust 2006-AR8
                c/o Deutsche Bank National Trust Company
                1761 East St. Andrew Place,
                Santa Ana, California 92705-4934,
                Attention: Trust Administration; IN06A8
                Facsimile: (714) 247-6470

From:           Lehman Brothers Special Financing Inc.
                Mandy Lee - Transaction Management Group
                Facsimile:  646-885-9551
                Telephone:  212-526-9257

Ref. Numbers:   Effort ID: N947440 / Global Deal ID: 2527348 and 2527351

SUBJECT:        CAP TRANSACTION

------------------------------------------------------------------------------

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the "Transaction"), between Lehman Brothers Special Financing Inc. ("Party A") and Deutsche Bank National Trust Company, solely in its capacity as Corridor trustee (the "Corridor Trustee") for IndyMac INDX Mortgage Loan Trust 2006-AR8, a trust (the "Trust" or "Party B"). This communication constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement (the "Agreement") published by the International Swaps and Derivatives Association, Inc. ("ISDA"), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

Party A and Party B each represents that entering into the Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party and that, upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:


   General Terms:

      Trade Date:                           24 May, 2006

      Effective Date:                       31 May, 2006

      Termination Date:                     25 January, 2009, subject to
                                            adjustment in accordance with the
                                            Modified Following Business Day
                                            Convention,

      Notional Amount:                      USD 90,000,000.00 for the initial
                                            Calculation Period and for each
                                            Calculation Period thereafter as
                                            set forth in Schedule A attached
                                            hereto.

   Fixed Amounts:

      Fixed Amount Payer:                   Party B

      Fixed Amount Payer Payment Dates:     Inapplicable

      Fixed Amount:                         By its execution hereof and with
                                            effect from the Trade Date above
                                            Party A irrevocably acknowledges
                                            receipt of all agreed
                                            consideration from Party B in
                                            respect of this Transaction.

   Floating Amounts:

      Floating  Rate Payer:                 Party A

      Floating Rate:                        The lesser of (i) 2.165% and (ii)
                                            the greater of (a) 0% and (b)
                                            USD-LIBOR-BBA with a Designated
                                            Maturity of one month minus 9.175%

      Floating Rate Payer                   The twenty-fifth (25th) calendar
      Period End Dates:                     day of each month, from and
                                            including 25 June, 2006 to and
                                            including the Termination Date,
                                            subject to adjustment in
                                            accordance with the Following
                                            Business Day Convention.

      Early Payment                         One (1) Business Day preceding
                                            each Floating Rate Payer Period
                                            End Date.

      Spread:                               Inapplicable

      Floating Rate Day Count Fraction:     Actual/360

      Reset Dates:                          The first day of each Calculation
                                            Period


            Effort ID: 947440 / Global Deal ID: 2527348 and 2527351

   Business Days:                           New York

   Miscellaneous:

      Calculation Agent:                    Party A

      Governing Law:                        New York, without reference to
                                            choice of law doctrine.

      Transfer:                             Notwithstanding Section 7 of the
                                            Agreement, Party A may assign its
                                            rights and obligations under this
                                            Transaction, in whole and not in
                                            part, to any Affiliate of Lehman
                                            Brothers Holdings Inc.
                                            ("Holdings") effective upon
                                            delivery to Party B of the
                                            guarantee by Holdings, in favor of
                                            Party B, of the obligations of
                                            such Affiliate.

      Credit Support Provider:              With respect to Party A, Lehman
                                            Brothers Holdings Inc.

         Termination Currency:              USD

   Additional Provisions:

     1. The "Automatic Early Termination" provisions of Section 6(a) will not apply.

     2. Payments on Early Termination. For the purposes of Section 6(e), Loss and Second Method will be used.


     3. Representations. Section 3 of the Master Agreement is hereby amended by adding the following additional subsections:

          (a)  No Agency. It is entering into this Transaction as principal.

          (b) Eligible Contract Participant. It is an "eligible contract participant" as defined in the Commodity Futures Modernization Act of 2000.

          (c) No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views;
               (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent


            Effort ID: 947440 / Global Deal ID: 2527348 and 2527351
               investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

          4. Netting of Payments. Subparagraph (ii) of Section 2(c) of the Master Agreement will not apply to any Transaction between the parties hereto.

          5. Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party's entering into this Transaction.

          6. Compliance with Regulation AB. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of 24 May, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS and Party A shall be incorporated by reference into this Confirmation so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

          7. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Deutsche Bank National Trust Company ("Deutsche Bank"), not individually or personally but solely as the Corridor trustee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Deutsche Bank but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Confirmation and by any person claiming by, through or under such parties and (d) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

          Payment Instructions for Party B in USD:

                                 Deutsche Bank Trust Company Americas
                                 ABA# 021001033
                                 Account# 01419663
                                 Account Name: NYLTD Funds Control/Stars West
                                 Ref: IndyMac INDX 2006-AR8



            Effort ID: 947440 / Global Deal ID: 2527348 and 2527351

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention:
Documentation.


                                    Very truly yours,


                                    Lehman Brothers Special Financing Inc.


                                    /s/ Anatoly Kozlov


                                    By: Anatoly Kozlov
                                    Authorized Signatory



Accepted and confirmed as
of the date first written
IndyMac INDX Mortgage Loan Trust 2006-AR8
By: Deutsche Bank National Trust Company
not in its individual capacity but solely as Corridor Trustee


By /s/ Marion Hogan
   -------------------------------------
Name: Marion Hogan
      ----------------------------------
Title: Associate
       ---------------------------------


            Effort ID: 947440 / Global Deal ID: 2527348 and 2527351

                                  Schedule A

------------------------ ---------------------------- ----------------------
Calculation Period from      Calculation Period up        Notional Amount
      and including             to but excluding             (in USD)
------------------------ ---------------------------- ----------------------
           May 31, 2006                June 25, 2006    90,000,000.00
------------------------ ---------------------------- ----------------------
          June 25, 2006                July 25, 2006    90,000,000.00
------------------------ ---------------------------- ----------------------
          July 25, 2006              August 25, 2006    90,000,000.00
------------------------ ---------------------------- ----------------------
        August 25, 2006           September 25, 2006    90,000,000.00
------------------------ ---------------------------- ----------------------
     September 25, 2006             October 25, 2006    90,000,000.00
------------------------ ---------------------------- ----------------------
       October 25, 2006            November 25, 2006    90,000,000.00
------------------------ ---------------------------- ----------------------
      November 25, 2006            December 25, 2006    90,000,000.00
------------------------ ---------------------------- ----------------------
      December 25, 2006             January 25, 2007    90,000,000.00
------------------------ ---------------------------- ----------------------
       January 25, 2007            February 25, 2007    90,000,000.00
------------------------ ---------------------------- ----------------------
      February 25, 2007               March 25, 2007    90,000,000.00
------------------------ ---------------------------- ----------------------
         March 25, 2007               April 25, 2007    90,000,000.00
------------------------ ---------------------------- ----------------------
         April 25, 2007                 May 25, 2007    90,000,000.00
------------------------ ---------------------------- ----------------------
           May 25, 2007                June 25, 2007    90,000,000.00
------------------------ ---------------------------- ----------------------
          June 25, 2007                July 25, 2007    90,000,000.00
------------------------ ---------------------------- ----------------------
          July 25, 2007              August 25, 2007    90,000,000.00
------------------------ ---------------------------- ----------------------
        August 25, 2007           September 25, 2007    90,000,000.00
------------------------ ---------------------------- ----------------------
     September 25, 2007             October 25, 2007    90,000,000.00
------------------------ ---------------------------- ----------------------
       October 25, 2007            November 25, 2007    89,264,763.10
------------------------ ---------------------------- ----------------------
      November 25, 2007            December 25, 2007    82,619,597.62
------------------------ ---------------------------- ----------------------
      December 25, 2007             January 25, 2008    76,163,109.17
------------------------ ---------------------------- ----------------------
       January 25, 2008            February 25, 2008    69,851,597.66
------------------------ ---------------------------- ----------------------
      February 25, 2008               March 25, 2008    63,700,490.30
------------------------ ---------------------------- ----------------------
         March 25, 2008               April 25, 2008    57,706,415.54
------------------------ ---------------------------- ----------------------
         April 25, 2008                 May 25, 2008    51,819,574.27
------------------------ ---------------------------- ----------------------
           May 25, 2008                June 25, 2008    45,856,383.06
------------------------ ---------------------------- ----------------------
          June 25, 2008                July 25, 2008    39,416,108.23
------------------------ ---------------------------- ----------------------
          July 25, 2008              August 25, 2008    33,175,188.87
------------------------ ---------------------------- ----------------------
        August 25, 2008           September 25, 2008    27,112,132.24
------------------------ ---------------------------- ----------------------
     September 25, 2008             October 25, 2008    21,224,197.08
------------------------ ---------------------------- ----------------------
       October 25, 2008            November 25, 2008    15,507,666.58
------------------------ ---------------------------- ----------------------
      November 25, 2008            December 25, 2008      9,942,010.35
------------------------ ---------------------------- ----------------------
      December 25, 2008             January 25, 2009      4,399,331.20
------------------------ ---------------------------- ----------------------


            Effort ID: 947440 / Global Deal ID: 2527348 and 2527351